United States
Securities and Exchange Commission
Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       November 5, 2007

PERFICIENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15169	74-2853258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 South Capital of Texas Highway, Suite 220, Building 3, Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code    (512) 531-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On November 5, 2007, the Board of Directors of Perficient, Inc. (the “Company”) amended Article VII of the Company’s bylaws (the “Bylaws”), effective as of that date, to allow for the issuance of uncertificated shares and authorize the Company’s transfer agent to establish book-entry accounts for uncertificated shares and to participate in any authorized direct registration system.  The Board of Directors adopted these amendments in order for the Company to become eligible to participate in a Direct Registration Program as required by NASDAQ Rule 4350(I).

The full text of the Bylaws, as amended, is filed as Exhibit 3.1 to this current report on Form 8-K, and Article VII thereof, as amended, is incorporated into this Item 5.03 by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

3.1	Bylaws of Perficient, Inc., as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFICIENT, INC.

Date: November 9, 2007	By:	/s/ Paul E. Martin
Paul E. Martin
Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

3.1	Bylaws, of Perficient, Inc., as amended.